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                                                                  EXHIBIT 10(i)

                  AMENDMENT #1 TO AMENDED AND RESTATED LIMITED

                   EMPLOYMENT TERMINATION BENEFITS AGREEMENT


     THIS AMENDMENT #1 ("Amendment") to Amended and Restated Limited Employment Termination Benefits Agreement dated as of January 19, 1995 (the "Agreement") is made as of the 19th day of November, 1996, by Heritage Financial Services, Inc., an Illinois corporation (the "Company"), and Ramesh L. Ajwani
(Employee).


                              Preliminary Recitals


     1. Since Employee and the Company entered into the Agreement, the Company has determined that, as an incentive to retain the services of Employee, it is desirable to amend the Agreement to increase from six months to one year the period during which Employee would receive compensation benefits payable in the event of termination after a change in control of the Company.

     2. Employee is willing to continue to serve the Company in consideration of such enhancement in benefits.

     3. This Amendment amends the Agreement as of the date of effectiveness hereof.


     NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto and Employee's continued employment by the Company, the Company and Employee AGREE as follows:


     1. Preamble; Preliminary Recitals. The preamble and preliminary recitals set forth above are hereby incorporated in and made a part of this Amendment.

     2. Amendment. Subsections 4 (a) and (b) of the Agreement are hereby amended to read in their entirety as follows (bold face):







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     4.  PAYMENTS AFTER TERMINATION UPON A CHANGE OF CONTROL.

     (a) UPON AND AFTER A CHANGE OF CONTROL EMPLOYMENT TERMINATION THE COMPANY
SHALL:

              (i) PAY EMPLOYEE (AT TIMES CONSISTENT WITH THE COMPANY'S PAYROLL PRACTICES) FOR A PERIOD OF ONE (1) YEAR FROM THE DATE OF THE CHANGE OF CONTROL EMPLOYMENT TERMINATION (THE "PAYMENT PERIOD"), COMPENSATION AT AN ANNUAL RATE EQUAL TO EMPLOYEE'S BASE AMOUNT (AS HEREINAFTER DEFINED); AND

              (ii) THROUGHOUT THE PAYMENT PERIOD INCLUDE EMPLOYEE AS A PARTICIPANT (AT THE COMPANY'S EXPENSE) IN ALL EMPLOYEE GROUP HEALTH/MEDICAL PLANS.

     (b) FOR THE PURPOSE OF THIS AGREEMENT, EMPLOYEE'S "BASE AMOUNT" SHALL INCLUDE ALL AMOUNTS COMPRISING HIS THEN CURRENT COMPENSATION, INCLUDING, WITHOUT LIMITATION, ALL SALARY AND INCENTIVE. NOTWITHSTANDING THE PRECEDING PROVISIONS OF THIS SECTION 4, IF IT CAN BE CLEARLY SHOWN THAT THE PAYMENTS TO BE MADE PURSUANT TO THIS SECTION 4 WOULD CAUSE THE IMPOSITION OF A PARACHUTE PAYMENT EXCISE TAX ON EMPLOYEE (PURSUANT TO INTERNAL REVENUE CODE SECTION 4999 OR A SUCCESSOR SECTION), THE PAYMENTS TO BE MADE PURSUANT TO THIS SECTION 4 SHALL BE REDUCED TO THE EXTENT NECESSARY TO ELIMINATE SUCH PARACHUTE PAYMENT EXCISE TAX TREATMENT.



     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the Amendment date indicated above.


                                    HERITAGE FINANCIAL SERVICES, INC.


/s/  Ramesh L. Ajwani              By: /s/ Frederick J. Sampias
-----------------------                ------------------------
 Ramesh L. Ajwani                      Frederick J. Sampias
    Employee                                  President



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                                                    ATTACHMENT TO EXHIBIT 10(i)


              SCHEDULE OF AMENDMENT #1S TO AMENDED AND RESTATED
              LIMITED EMPLOYMENT TERMINATION BENEFITS AGREEMENTS
                             (OMITTED DOCUMENTS)

        The Amendment #1s, dated as of November 19, 1996, to the Amended and Restated Limited Employment Termination Benefits Agreements dated as of January 19, 1995 between the Registrant and each of Susan G. Peterson and Albert A. Stroka are not filed herewith pursuant to Regulation S-K 601 Instruction 2.
The Amendment #1s to Amended and Restated Limited Employment Termination Benefits Agreements with Ms. Peterson and Mr. Stroka are identical to the Amendment #1 between the Registrant and Ramesh L. Ajwani filed herewith as an Exhibit to the Report on Form 10-K.